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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


                          DATE OF REPORT: JUNE 16, 2004

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


   Maryland                           0-2525                 31-0724920
---------------              -----------------------     ---------------------
(STATE OR OTHER              (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                              --------------------


                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              ---------------------

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ITEM  5.  OTHER EVENTS.

         On June 16, 2004, Huntington Bancshares Incorporated ("Huntington") and Unizan Financial Corp. ("Unizan") issued a news release announcing that the closing of their merger will likely be delayed beyond the early July targeted closing date. A copy of the news release is attached as Exhibit 99.1 to this Report, and is incorporated herein by reference.

         This Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections relating to the timing of the Huntington / Unizan merger, which is subject to numerous assumptions, risks, and uncertainties. Actual timing could differ materially from that stated for a variety of factors including actions by the Federal Reserve Board or the Securities and Exchange Commission. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99.1 -- News Release of Huntington Bancshares Incorporated,
                         dated June 16, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED



Date:    June 16, 2004                      By:      /s/ Richard A. Cheap
                                                -----------------------------
                                                 Richard A. Cheap, Secretary




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                                  EXHIBIT INDEX


         EXHIBIT NO.                DESCRIPTION


         Exhibit 99.1 News Release of Huntington Bancshares Incorporated, dated June 16, 2004.